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                                                                 EXHIBIT 24.5


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
 MPTV, Inc.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 7, 1996 appearing in the Annual Report on Form 10-KSB of MPTV, Inc. for the year ended December 31, 1995.


Irvine, California
September 16, 1996